January 31, 2026

PROSPECTUS

SEI Exchange Traded Funds

•  SEI DBi Multi-Strategy Alternative ETF (QALT)

The Fund is listed on the National Association of Securities Dealers Automated Quotation System (NASDAQ or Exchange). Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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SEI EXCHANGE TRADED FUNDS

TABLE OF CONTENTS

Fund Overview
SEI DBi Multi-Strategy Alternative ETF	1
More Information About the Fund	14
More Information About Principal Risks	15
More Information About Benchmark Indexes	32
Portfolio Holdings Information	32
Management	32
Prior Performance Data	35
Dividends and Distributions	37
Taxes	38
Shareholder Information	40
Shareholder Communication	48
Financial Highlights	49

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SEI DBi Multi-Strategy Alternative ETF

Ticker: QALT
Stock Exchange: NASDAQ

Investment Objective

Long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.80%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1,2]	0.00%
Total Annual Fund Operating Expenses	0.80%

1 The investment advisory agreement between SEI Exchange Traded Funds (the Trust) and SEI Investments Management Corporation (SIMC), the Fund's adviser (the Investment Advisory Agreement) provides that SIMC will pay all operating expenses of the Fund, except the management fees, interest expenses, dividend and other expenses on securities sold short, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions (including brokerage commissions), acquired fund fees and expenses, fees and expenses of the Board of Trustees, litigation expenses and any extraordinary expenses.

2 The amount rounded to 0.00%.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	$82
3 Years	$255
5 Years	$444
10 Years	$990

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, ended September 30, 2025, the portfolio turnover rate of the Fund was 0% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Fund will take long and short positions in investments that provide broad exposure to the global equity, fixed income and currency markets. The Fund will invest primarily in exchange-traded derivative instruments, including futures, options, and swaps, but to a lesser extent may invest in derivative instruments that are traded over-the-counter, such as forwards. The Fund primarily will hold cash and/or invest in money market instruments to collateralize its derivative positions. Additionally, the Fund will invest from time-to-time in shares of exchange-traded funds (ETFs), such as U.S. or non-U.S. corporate bond ETFs.

The Fund seeks to achieve returns similar to the total return (before taking into account the Fund's fees and expenses) of a model portfolio of alternative investment strategies, which primarily consists of hedge funds (the "Composite") calculated by the investment sub-adviser (the "Sub-Adviser"), at the direction of SEI Investments Management Corporation ("SIMC" or the "Adviser").

The Composite consists of two components (each a "sleeve"): a multi-strategy sleeve and a managed futures sleeve, each discussed below.

Multi-Strategy Sleeve. The multi-strategy sleeve consists of the average total return of the 50 largest hedge funds (excluding managed futures funds), equally weighted. The list of hedge funds is determined by the monthly reporting of assets under management to the Eurekahedge database, which is reconstituted annually. This sleeve will include exposure to a cross-section of alternative investment strategies, including, but not limited to, equity long/short, global macro, event driven, and relative value strategies. SIMC, in connection with its management of the overall strategy to achieve returns similar to the total return of the Composite and thus the return of the overall hedge fund market, may instruct the Sub-Adviser at any time to discontinue the use of any of these strategies or add one or more new strategies.

Managed Futures Sleeve. The managed futures sleeve is designed to reflect the total return of a selected pool of the largest commodity trading advisor fund managers, which are managers that use futures or forward contracts to achieve their investment objectives.

The Sub-Adviser generally expects to maintain an approximate 60/40 weighting between the multi-strategy sleeve and the managed futures sleeve, respectively, within the Composite, but the Adviser and/or Sub-Adviser may change the two sleeves' weighting in the Composite and therefore the Fund.

The Fund seeks to achieve returns similar to the total return of the Composite through a dynamic allocation of long and short investments among the global equity, fixed income and currency markets. The Sub-Adviser will use a quantitative model to estimate the market exposures that drive the aggregate returns of the Composite and will primarily invest in derivative instruments that it estimates will provide, in the aggregate, market exposure similar to that of the Composite. The Sub-Adviser may use various approaches to estimate market exposure, including an analysis of historical return information for the hedge funds within the Composite.

The Fund's investments will include futures, forwards, options, ETFs and securities index swaps that provide exposure to the returns of (i) the equity markets, including common stocks, preferred stocks, warrants, rights, depositary receipts, and real estate investment trusts (REITs), which may be from U.S. and non-U.S. issuers (including emerging market issuers) of various capitalizations and industries; (ii) the currency markets, through U.S. and non-U.S. issuers (including emerging markets issuers) or through exposure to currency futures; and (iii) the fixed income markets, through U.S. and non-U.S. issuers (including emerging markets

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issuers) or through exposure to corporate and government fixed income securities, asset-backed securities, mortgage-backed securities (including commercial mortgage-backed securities and "to-be-announced" transactions), corporate bonds and debentures, commercial paper, money market instruments, money market funds, mortgage dollar rolls, obligations of supranational entities, zero coupon obligations and obligations to restructure outstanding debt of such issuers, which may be investment grade and non-investment grade debt (junk bonds), of any duration or maturity.

The Fund will not make any direct investments in hedge funds.

The amount of the Fund's assets that may be allocated to various strategies and among investments is expected to vary over time and may be adjusted over short periods of time.

There are no limitations on the minimum or maximum amount of the Fund's assets that may be allocated to investments representing exposure to any one of the global equity, fixed income and currency markets.

The Sub-Adviser may also consider other factors when allocating the Fund's assets, such as: (i) the Fund's obligations under its various derivative positions; (ii) portfolio rebalancing; (iii) redemption requests; (iv) yield management; (v) credit management; and (vi) volatility management.

The Fund uses a multi-manager approach, relying primarily on one or more Sub-Advisers under the general supervision of SIMC, the Fund's adviser.

Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (NAV), trading price, yield, total return and ability to meet its investment objective.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, SIMC or any of its affiliates.

Derivatives Risk. The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Long/Short Risk. The Fund seeks long exposure to certain financial instruments and short exposure to certain other financial instruments. There is no guarantee that the returns on the Fund's long or short

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positions will produce positive returns and the Fund could lose money if either or both the Fund's long and short positions produce negative returns.

Asset Allocation Risk. Through the Fund's investments in derivatives it is indirectly subject to asset allocation risk, which is the risk that the allocation of the Fund's assets among various asset classes will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's investments in securities, including debt securities, denominated in foreign currencies, as well as the Fund's investments in currency futures contracts, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad. Although the Sub-Adviser may use currency futures contracts in an attempt to mitigate currency risk, there is no guarantee that such positions will be successful in reducing the risk in the portfolio.

Equity Market Risk. The Fund may be exposed to equity market risk through the Fund's investments in derivatives. Equity market risk is the risk that the market value of an equity security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fixed Income Market Risk. The Fund may be exposed to fixed income market risk through the Fund's investments in derivatives or through the Fund's investments in ETFs. The prices of the fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund (or an underlying ETF) to sell investments into a declining or illiquid market.

Information Risk. The Sub-Adviser relies on information published by third parties when constructing and maintaining the Composite, including information about private funds. Because private funds are only required to make limited information about their operations and investments publicly available, the

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information used by the Sub-Adviser may be incomplete, inaccurate or out of date and the Sub-Adviser will be limited it its ability to verify the accuracy of such information. In addition, because any errors in the underlying data sources may not be readily discoverable, the Sub-Adviser could make investment decisions based on inaccurate information, which could influence the Fund's investments, alter the Fund's risk profile and change the Fund's performance. Data sources used by the Sub-Adviser (or underlying data sources used by third parties on which the Sub-Adviser relies) could change the frequency with which they make data available or change the universe of data that is available, both of which could affect the Sub-Adviser's ability to construct and maintain the Composite. Changes in regulation could result in such data providers deciding to cease or substantially change their business, which could similarly affect the Sub-Adviser.

Exchange-Traded Funds Risk. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Real Estate Investment Trusts (REITs) Risk. The Fund may be exposed to REITs risk through the Fund's investments in derivatives. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's indirect investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Corporate Fixed Income Securities Risk. The Fund may be exposed to corporate fixed income securities risk through the Fund's investments in derivatives. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

To-Be-Announced (TBA) Transactions Risk. The Fund may be exposed to TBA transactions risk through the Fund's investments in derivatives. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund's returns.

Investment Style. Investment style risk is the risk that the Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

U.S. Government Securities Risk. The Fund may be exposed to U.S. government securities risk through the Fund's investments in derivatives. Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

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Foreign Investment/Emerging Markets Risk. The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Asset-Backed Securities Risk. The Fund may be exposed to asset-backed securities risk through the Fund's investments in derivatives. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk. The Fund may be exposed to mortgage-backed securities risk through the Fund's investments in derivatives. Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described below. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk. The Fund may be exposed to mortgage dollar rolls risk through the Fund's investments in derivatives. Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

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Below Investment Grade Securities (Junk Bonds) Risk. The Fund may be exposed to below investment grade securities (junk bond) risk through the Fund's investments in derivatives. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Preferred Stock Risk. The Fund may be exposed to preferred stock risk through the Fund's investments in derivatives. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Depositary Receipts Risk. The Fund may be exposed to depositary receipts risk through the Fund's investments in derivatives. Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Zero Coupon Bonds Risk. Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Zero-coupon bonds may also be subject to unique tax considerations for the Fund.

Cash Transactions Risk. The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund's use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective ability to achieve its investment objective.

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Cash Management Risk. The value of the investments held by the Fund for cash management purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund would be subject to credit risk with respect to the depository institution holding the cash. If the Fund holds uninvested cash, the Fund will not earn income on the cash. During such periods, it may be more difficult for the Fund to achieve its investment objective.

Money Market Funds. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund's portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). To the extent the Fund invests in derivative instruments, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund's investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Commercial Paper Risk. The Fund may be exposed to commercial paper risk through the Fund's investments in derivatives. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Warrants Risk. The Fund may be exposed to warrants risk through the Fund's investments in derivatives. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Supranational Entities Risk. The Fund may be exposed to supranational entities risk through the Fund's investments in derivatives. The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or "stockholders," usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

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Foreign Sovereign Debt Securities Risk. The Fund may be exposed to foreign sovereign debt securities risk through the Fund's investments in derivatives. The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Event-Driven Risk. Event-driven opportunities may not occur as anticipated, resulting in potentially reduced returns or losses to the Fund as it unwinds trades where those opportunities do not materialize as anticipated.

Directional and Tactical Strategies Risk. The risk that the investment decisions made by the Adviser or Sub-Adviser in using this strategy may prove to be incorrect, may not produce the returns expected by the Adviser or Sub-Adviser and may cause the Fund's shares to lose value.

Quantitative Investing Risk. A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Active trading markets for the Fund's shares may not be developed or maintained by market makers or Authorized Participants (as defined above). Authorized Participants are not obligated to make a market in the Fund's shares or to submit purchase or redemption orders for Creation Units (as defined below). In times of market stress, market makers or Authorized Participants may step away from their respective roles, which could lead to variances between the market price of the Fund's shares and its underlying NAV. Trading in shares on an exchange may be halted in certain circumstances. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. Any of these factors could lead the Fund's shares to trade at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market, particularly during times of market stress. SIMC or a Sub-Adviser cannot predict whether shares will trade above (premium), below (discount) or at NAV or whether the spread between bid and ask prices will widen. In addition, there can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Fund will continue to be met.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. In stressed market conditions, the market for the Fund's shares may become less liquid in response to deteriorating liquidity in the market for the Fund's underlying holdings. This adverse effect on the liquidity of the Fund's shares may, in turn, lead to wider bid-ask spreads and differences between the market value of the Fund's shares and the Fund's net asset value.

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Leverage Risk. The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Credit Risk. The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Tax Risk. To the extent the Fund invests in commodities and commodity derivatives, it will seek to restrict its income from such investments that do not generate qualifying income, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to permit the Fund to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments. Failure to comply with the qualifying income test could have significant negative consequences to Fund shareholders. The tax treatment of the commodity futures in which the Fund invests may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions.

Interest Rate Risk. The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities. Generally, the value of fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Duration Risk. Longer-term securities tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk. The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk. The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, which may cause proceeds to be reinvested at generally lower interest rates.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures.

Authorized Participant Concentration Risk. Only broker-dealers (referred to as Authorized Participants or APs) that have executed authorized participation agreements with respect to the Trust may engage in creation or redemption transactions directly with the Fund, and no AP is obligated to engage in creation and/or redemption transactions. To the extent that APs exit the business or are unable to proceed with

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orders, Fund shares may be more likely to trade at a premium or discount to NAV, have wider spreads between bid and ask prices, have wider spreads between bid and ask prices or face trading halts or delisting.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, SIMC, the Fund's distributor, and other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund's business operations and/or potentially result in financial losses to the Fund and its shareholders.

Performance

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Prior to commencing operations, the Fund acquired the assets and liabilities of the Predecessor Fund (the "Reorganization") on August 25, 2025. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. Accordingly, the performance shown for periods prior to the Reorganization represents the performance of the Predecessor Fund's Class F Shares. The Predecessor Fund's returns in the bar chart and table have not been adjusted to reflect the Fund's expenses. In anticipation of the reorganization, the Predecessor Fund Class F shares implemented a contractual fee waiver on August 3, 2025 that limited Class F's total annual fund operating expenses to an amount equal to the Fund's expected total annual fund operating expenses. The Fund's returns would have only differed from the returns of the Predecessor Fund's Class F Shares to the extent that, prior to the implementation of the contractual fee waiver, the total annual fund operating expenses of the Class F Shares were higher than the Fund's current total annual fund operating expenses.
Best Quarter: 6.47% (03/31/2024) Worst Quarter: -3.55% (03/31/2025)

Average Annual Total Returns (for the periods ended December 31, 2025)

This table compares the Fund's average annual total returns for the period ended December 31, 2025 to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund's investment strategy.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
SEI DBi Multi-Strategy Alternative ETF*	1 Year	Since Inception (6/30/2023)
Return Before Taxes	5.73%	6.20%
Return After Taxes on Distributions	3.84%	4.19%
Return After Taxes on Distributions and Sale of Fund Shares	3.64%	4.03%
Bloomberg U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	7.30%	4.74%
ICE BofA U.S. 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.18%	4.85%

* The performance shown for periods prior to the Reorganization represents the performance of the Predecessor Fund's Class F Shares. In anticipation of the reorganization, the Predecessor Fund Class F shares implemented a contractual fee waiver on August 3, 2025 that limited Class F's total annual fund operating expenses to an amount equal to the Fund's expected total annual fund operating expenses. The Fund's returns would have only differed from the returns of the Predecessor Fund's Class F Shares to the extent that, prior to the implementation of the contractual fee waiver, the total annual fund operating expenses of the Class F Shares were higher than the Fund's current total annual fund operating expenses.

Although performance is benchmarked against the return of the ICE BofA U.S. 3-Month Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation.

The following portfolio manager is primarily responsible for the day-to-day management of the Fund:

Name	Experience with the Predecessor Fund	Primary Title with the Investment Adviser
Radoslav Koitchev	Since 2023	Portfolio Manager

Sub-Adviser and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Predecessor Fund	Primary Title with Sub-Adviser
Dynamic Beta Investments, LLC	Andrew Beer Mathias Mamou-Mani	Since 2023 Since 2023	Managing Member, Co-Portfolio Manager Managing Member, Co-Portfolio Manager

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Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the bid-ask spread). Information of the Fund's NAV, market price, premiums and discounts and bid-ask spreads, as well as the median bid-ask spread for the most recent fiscal year will be available at https://www.seic.com/financial-advisors/flexible-investment-solutions/etfs/sei-dbi-multi-strategy-alternative-etf-qalt.

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (IRA), in which case, your distributions generally will be taxed when withdrawn.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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More Information About the Fund

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions.

SEI Investments Management Corporation (SIMC) is the investment adviser to the Fund. Shares of the Fund are listed for trading on the NASDAQ. The market price for a share of the Fund may be different from the Fund's most recent NAV.

ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (Creation Units). Also, unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The performance of the Fund may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), and timing variances. The Fund's investment objectives are not fundamental and may be changed without shareholder approval.

The Fund seeks long-term capital appreciation. The Fund's investment goals and investment strategies are non-fundamental and may be changed by the Board of Trustees without shareholder approval.

The Fund seeks to achieve returns similar to the Composite, which consists of two sleeves: a multi-strategy sleeve and a managed futures sleeve. The multi-strategy sleeve of the Composite will seek to achieve returns similar to the average total return of the 50 largest hedge funds (excluding managed futures funds), equally weighted. The list of hedge funds is determined by the monthly reporting of assets under management to the Eurekahedge database, which is reconstituted annually. This sleeve will include exposure to a cross-section of alternative investment strategies, including, but not limited to, the following:

•  Equity long/short strategies seek to generate positive absolute returns by long and short investing, based on fundamental evaluations, research and various analytical measurements (e.g., statistical, technical or other factors), in equity and equity-related investments.

•  Global Macro strategies seek to analyze macroeconomic variables to forecast future moves in global asset prices. A variety of different trading and investing styles can be utilized to identify opportunities across an unconstrained universe of markets and investments.

•  Event Driven strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. Event Driven investing involves taking a view on the likelihood and potential outcome of certain types of corporate events, including business combinations, recapitalizations, restructurings, management changes, and other situations, and taking a long and/or short position in the company's equity and/or debt securities.

•  Relative Value strategies seek to identify and benefit from price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer or an index). Relative value opportunities generally rely on arbitrage (i.e., the simultaneous purchase and sale of the same or similar asset in different markets to benefit from differences in price).

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The managed futures sleeve is designed to reflect the total return of a selected pool of the largest commodity trading advisor fund managers, which are managers that use futures or forward contracts to achieve their investment objectives.

The Sub-Adviser generally expects to maintain an approximate 60/40 weighting between the multi-strategy sleeve and the managed futures sleeve, respectively, within the Composite, but the Adviser and/or Sub-Adviser may change the two sleeves' weighting in the Composite and therefore the Fund if either the Adviser or Sub-Adviser determines that a weighting adjustment would be appropriate in order for the Fund to be better positioned to achieve its investment objective. The Adviser selected an approximate 60/40 weighting between the two sleeves based on the resulting combined correlation (where the multi-strategy sleeve tends to exhibit high correlation and the managed futures sleeve tends to exhibit correlation close to zero).

The Fund may invest in registered funds (including ETFs) where SIMC or one of its affiliates is the adviser to both the Fund and the underlying fund and is paid an advisory fee by both funds. SIMC's affiliates may also receive compensation for their services to such funds. To mitigate such conflicts, SIMC maintains a policy that portfolio managers may not make asset allocation decisions for the purpose of increasing fees received by SIMC and its affiliates.

Selling Decisions

Portfolio securities may be sold at any time. Sales typically occur when the Fund's portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe a portfolio security no longer represents a relatively attractive investment opportunity, or when the individual security has reached the portfolio managers' sell target.

More Information About Principal Risks

The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

The section below provides additional information about the risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Principal Risks

Artificial Intelligence Risk. The rapid development of increasingly widespread use of certain artificial intelligence (AI) technologies may adversely impact the overall performance of a Fund's investments, or alter the services provided to a Fund by its service providers. AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI technologies could be insufficient, incomplete, inaccurate or biased, leading to adverse effects for a Fund, including, potentially, operational errors and investment losses. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to a Fund.

Asset Allocation Risk. Through the Fund's investments in derivatives, it is indirectly subject to asset allocation risk, which is the risk that the allocation of the Fund's assets among various asset classes will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

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Authorized Participant Concentration Risk. Only broker-dealers (referred to as Authorized Participants or APs) that have executed authorized participation agreements with respect to the Trust may engage in creation or redemption transactions directly with the Fund, and no AP is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that APs exit the business or are unable to proceed with creation or redemption orders with respect to the Fund, Fund shares may be more likely to trade at a premium or discount to NAV, have wider spreads between bid and ask prices or face trading halts or delisting.

Asset-Backed Securities. Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Fund will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized debt obligations (CDOs), collateralized loan obligations (CLOs) and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and the Fund, as a securityholder, may suffer a loss. There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Fund to sell or realize profits on those securities at favorable times or for favorable prices.

Below Investment Grade Fixed Income Securities (Junk Bonds). Below investment grade fixed income securities (commonly referred to as junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Cash Management. The value of the investments held by the Fund for cash management can fluctuate. These investments are subject to risk, including market, interest rate and credit risk. To the extent that the Fund has any uninvested cash, the Fund would be subject to credit risk with respect to the depository institution

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holding the cash. If the Fund holds uninvested cash, the Fund will not earn income on the cash. During such periods, it may be more difficult for the Fund to achieve its investment objective.

Cash Transactions Risk. The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund's use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective ability to achieve its investment objective.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

Corporate Fixed Income Securities. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of securities issued by private businesses.

Credit. Credit risk is the risk that a decline in the credit quality of an investment could indirectly cause the Fund to lose money. The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) (described above) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency. The Fund takes active and/or passive positions in currencies, which involve different techniques and risk analyses than the Fund's purchases of securities or other investments. Currency exchange rates may

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fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund's investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund's assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund's portfolio investments and could result in disruptions in the trading markets.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, SIMC, the Fund's distributor, and other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund's business operations and/or potentially result in financial losses to the Fund and its shareholders.

Depositary Receipts. Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. The underlying shares are held in trust by a custodian bank or similar financial

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institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. Certain of the depositary receipts in which the Fund invests may not provide as much information about the underlying issuer and may not carry the same voting privileges as other depositary receipts.

Derivatives. Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, forward contracts, options and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty in closing the position prior to expiration. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Fund will cause the value of your investment in the Fund to decrease. The Fund's use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk, counterparty risk and tax risk. Credit risk is described above and leverage risk is described below. The Fund's counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Counterparty risk is the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivative contract, or a borrower of the Fund's securities is unable or unwilling to make timely settlement payments, return the Fund's margin or otherwise honor its obligations. These risks could cause the Fund to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund's ability to pay out dividends subject to preferential rates or the dividends received deduction, thereby increasing the amount of taxes payable by some shareholders.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside of the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Regulation relating to the Fund's use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance.

Directional or Tactical Strategies. The Fund may use directional or tactical strategies. Directional or tactical strategies usually use long and short positions which entail the prediction of the direction which the overall market is going to move. The Fund gains when the prices of instruments in which the Fund takes long positions rises and when the prices of instruments in which the Fund takes short positions declines.

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Strategies may focus on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or utilizing treasury futures to hedge interest-rate risk. Strategies may also involve leverage and hedging through the use of ETFs or various derivatives, such as futures, credit default swaps or total return swaps or other financings in order to enhance the total return. Risk of loss may be significant if the Fund's judgment is incorrect as to the direction, timing or extent of expected market moves.

Duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with longer duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market. Because the Fund will significantly invest in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Event-Driven Strategies. The Fund may engage in event-driven strategies. Event-driven strategies involve making evaluations and predictions about both the likelihood that a particular event, such as a merger, acquisition, bankruptcy, reorganization, spin-offs or other catastrophic event in the life of a company, will occur and the impact such an event will have on the value of the company's securities. Such strategies are often not correlated with the performance of the market. The transaction in which such a company is involved may either be unsuccessful, take considerable time or may result in a distribution of cash or a new security, the value of which may be less than the purchase price of the company's security. If an anticipated transaction does not occur, the Fund may be required to sell their securities at a loss. Risk of default as to debt securities and bankruptcy or insolvency with respect to equity securities, can result in the loss of the entire investment in such companies.

Exchange-Traded Products (ETPs). The risks of owning interests of an exchange-traded product (ETP), such as an ETF, exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, the Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

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ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Inverse ETFs seek to provide investment results that match a negative of the performance of an underlying index. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in leveraged inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged, inverse and leveraged inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on a target index or other reference instrument less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and other assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer's credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Extension. Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

Fixed Income Market. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve's decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise.

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Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging. The Fund may invest in foreign issuers, including issuers located in emerging market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses. In addition, the large-scale invasion of Ukraine by Russia in February 2022 and the resulting responses, including economic sanctions by the U.S. and other countries against certain Russian individuals and companies, could negatively impact the Fund's performance and cause losses on your investment in the Fund.

Foreign Sovereign Debt Securities. The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because

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of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts. A forward contract, also called a "forward", involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts. Futures contracts, or "futures", provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of the Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its brokerage firm as margin. If the Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC or the Sub-Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in

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the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Information. The Fund's Sub-Adviser relies on information published by third parties when constructing and maintaining the Fund's Composite, including information about private funds. Because private funds are only required to make limited information about their operations and investments publicly available, the information used by the Fund's Sub-Adviser may be incomplete, inaccurate or out of date and the Fund's Sub-Adviser will be limited it its ability to verify the accuracy of such information. In addition, because any errors in the underlying data sources may not be readily discoverable, the Fund's Sub-Adviser could make investment decisions based on inaccurate information, which could influence the Fund's investments, alter the Fund's risk profile and change the Fund's performance. Data sources used by the Fund's Sub-Adviser (or underlying data sources used by third parties on which the Fund's Sub-Adviser relies) could change the frequency with which they make data available or change the universe of data that is available, both of which could affect the Fund's Sub-Adviser's ability to construct and maintain the Fund's Composite. Changes in regulation could result in such data providers deciding to cease or substantially change their business, which could similarly affect the Fund's Sub-Adviser.

Interest Rate. The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. In a low interest rate environment, the risk of a decline in value of the Fund's portfolio securities associated with rising rates are heightened because there may be a greater likelihood of rates increasing, potentially rapidly. In a declining interest rate environment, the Fund generally will be required to invest available cash in instruments with lower interest rates than those of the current portfolio securities. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, whereas others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investment Style. Investment style risk is the risk that the Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Leverage. Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. Rule 18f-4 under the 1940 Act requires, among other things, that the Fund either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on one of two value-at-risk tests. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet the applicable requirements of the 1940 Act and the rules thereunder.

Liquidity. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. In stressed market conditions, the market for the Fund's shares may become less liquid in response to deteriorating liquidity in the market for the Fund's

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underlying holdings. This adverse effect on the liquidity of the Fund's shares may, in turn, lead to wider bid-ask spreads and differences between the market value of the Fund's shares and the Fund's net asset value.

Market. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Market Trading Risk. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There are no obligations of market makers to make a market in the Fund's shares or of an Authorized Participant to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund shares trading at a premium or discount to its NAV and also greater than normal intraday bid/ask spreads.

Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons, and may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged. In addition, during a "flash crash," the market prices of the Fund's shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause authorized participants and other market makers to limit or cease trading in the Fund's shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell fund shares at these temporarily low market prices.

Shares of the Fund may trade at prices other than NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on stock exchanges at prices close to the Fund's next calculated NAV, market prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV or whether the spread between bid and ask prices will widen.

When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread," that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund's trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity. During times of market stress, spreads may widen causing investors to pay more.

Money Market Funds. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share,

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is not guaranteed and it is possible for the Funds to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund's portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investments in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Sub-Adviser would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which they invest, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover their obligations resulting from the Fund's investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage-Backed Securities. Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by the Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Government National Mortgage Association (Ginnie Mae), which are backed by the "full faith and credit" of the United States, (ii) securities issued by Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to the Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

The Fund may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by the Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

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The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by the Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to the Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity, even if the average rate of principal payments is consistent with the Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by the Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by the Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Mortgage Dollar Rolls. Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, the Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and SIMC seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at a specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of paying an entire premium in the call option without ever getting the opportunity to execute the option. The seller (writer) of a covered put (sell) option (e.g., the writer has a short position in the underlying security) will suffer a loss if the increase in the

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market price of the underlying security is greater than the premium received from the buyer of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of paying an entire premium in the put option without ever getting the opportunity to exercise the option. An option's time value (i.e., the component of the option's value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer's ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the "style" of the option.

Preferred Stock. The Fund may be exposed to preferred stock risk through the Fund's investments in derivatives. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Prepayment. Fund investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Quantitative Investing. A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization. Utility interruptions or other key systems outages also can impair the performance of quantitative investment strategies.

Real Estate Investment Trusts. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through the Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also, indirectly, bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.

Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a U.S. REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act.

Securities Lending. The Fund may lend its securities to certain financial institutions in an attempt to earn additional income. The Fund may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When

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the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights, including voting rights, in the loaned securities during the term of the loan or delay in recovering loaned securities if the borrower fails to return them or becomes insolvent. The Fund that lends its securities may pay lending fees to a party arranging the loan.

Short Sales. Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. Because a borrowed security could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. To the extent that the Fund reinvests proceeds received from selling securities short, it may effectively create leverage, which is discussed above. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Supranational Entities. The Fund may be exposed to supranational entities risk through the Fund's investments in derivatives. The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or "stockholders," usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Swap Agreements. Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, counterparty risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to participation notes (P-Notes).

A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally

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either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Act, which was signed into law on July 21, 2010, established a comprehensive regulatory framework for swaps and security-based swaps. Prior to the Dodd-Frank Act, the swaps and security-based swaps transactions generally occurred on a bilateral basis in the OTC market (so-called "bilateral OTC transactions"). Pursuant to the Dodd-Frank Act, some, but not all, swaps and security-based swaps transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms. Bilateral OTC transactions differ from exchange-traded or cleared swaps and security-based swaps in several respects. Bilateral OTC transactions are transacted directly between counterparties and not through an exchange (although they may be submitted for clearing with a clearing corporation). As bilateral OTC transactions are entered into directly with a counterparty, there is a risk of nonperformance by the counterparty as a result of its insolvency or otherwise. Under certain risk mitigation regulations adopted pursuant to the Dodd-Frank Act (commonly referred to as "Margin Rules"), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared transactions in swaps and security-based swaps. The Margin Rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared transactions in swaps and security-based swaps for certain entities, which may include the Fund. In addition, clearing agencies may impose separate margin requirements for certain cleared transactions in swaps and security-based swaps.

Tax. To the extent the Fund invests in commodities and certain commodity-linked derivative instruments directly the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.

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To-Be-Announced (TBA) Transactions. The Fund may be exposed to TBA transactions risk through the Fund's investments in derivatives. In TBA transactions, the selling counterparty does not specify the particular securities to be delivered. Instead, the purchasing counterparty agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. In addition, the selling counterparty may not deliver the security as promised. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund's returns. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date.

U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored entities. U.S. Government securities include issues by non-governmental entities (such as financial institutions) that carry direct guarantees from U.S. Government agencies as part of government initiatives in response to a market crisis or otherwise. Although the U.S. Government guarantees principal and interest payments on securities issued by the U.S. Government and some of its agencies, such as securities issued by the Government National Mortgage Association, this guarantee does not apply to losses resulting from declines in the market value of these securities. U.S. Government securities include zero coupon securities that make payments of interest and principal only upon maturity, which tend to be subject to greater volatility than interest bearing securities with comparable maturities. Some of the U.S. Government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. Government, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, including any legal right to support from the U.S. Government. Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Zero Coupon Bonds. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond with a fixed maturity date of more than one year from the date of issuance accrue a portion of the discount at which the bond was purchased as taxable income each year, even if the holder may not receive any interest payments on the bond during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a registered investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may be required to liquidate other investments in its portfolio to generate cash, including when it is not advantageous to do so, to satisfy such distribution requirements. These actions may reduce the assets to which the Fund could otherwise be allocated and may reduce the Fund's rate of return.

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More Information About Benchmark Indexes

The following information describes the various indexes referred to in the Performance Information section of this prospectus. The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

The ICE BofA U.S. 3-Month Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI).

Management

Investment Adviser. SEI Investments Management Corporation (SIMC), a Securities and Exchange Commission (SEC) registered investment adviser located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the investment adviser to the Fund. As of September 30, 2025, SIMC had approximately $219.46 billion in assets under management.

Manager of Managers. The Fund is managed by SIMC and one or more Sub-Advisers. SIMC acts as a "manager of managers" of the Fund and, subject to the oversight of the Board, is responsible for:

—  researching and recommending to the Board the hiring of a Sub-Adviser or the renewal or modification of a Sub-Adviser's investment sub-advisory contract;

—  allocating, on a continuous basis, a portion of the assets of the Fund among Sub-Advisers (to the extent the Fund has more than one Sub-Adviser) and/or managing a portion of a Fund's assets;

—  monitoring and evaluating the Sub-Advisers' performance;

—  overseeing the Sub-Advisers to ensure compliance with the Fund's investment objectives, policies and restrictions; and

—  monitoring each Sub-Adviser's adherence to its investment style.

SIMC acts as manager of managers for the Fund pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain sub-advisers for the Fund without submitting the sub-advisory agreements to a vote of the Fund's shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to the Fund. As a manager of managers, SIMC is ultimately responsible for the performance of the Fund. The Board supervises SIMC and the Sub-Adviser and establishes policies that they must follow in their management activities.

In accordance with a separate exemptive order that the Trust and SIMC have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory

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agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market-generated returns is one of SIMC's primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager (including any allocation internally managed by SIMC) is based on SIMC's analysis of the manager's particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager's investment strategy. SIMC measures and allocates to internal portfolio management teams and to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source Fund.

The following portfolio manager is primarily responsible for the management and oversight of the Fund, as described above.

Radoslav Koitchev serves as Portfolio Manager for the Fund. Mr. Koitchev has served as a Portfolio Manager within the Investment Management Team for SIMC since April 2014. Mr. Koitchev joined SEI in June of 2009.

Sub-Adviser.

The Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. The Sub-Adviser must also operate within the Fund's investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. The Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC. SIMC pays the Sub-Adviser out of the investment advisory fee it receives (as described below).

SIMC has entered into an Investment Advisory Agreement with the Fund. Pursuant to the Investment Advisory Agreement, SIMC has agreed to pay all operating expenses of the Fund, except for the management fees, interest expenses, dividend and other expenses on securities sold short, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions (including brokerage commissions), acquired fund fees and expenses, fees and expenses of the Board of Trustees, litigation expenses and any extraordinary expenses. The Adviser, in turn, compensates the Sub-Adviser from the management fee it receives.

For the fiscal period from August 25, 2025 until September 30, 2025, SIMC received contractual management fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Contractual Management Fee (%) (annual rate)	Investment Advisory Fees After Fee Waivers
SEI DBi Multi-Strategy Alternative ETF	0.80%	0.80%

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For the fiscal period from October 1, 2024 until August 24, 2025, SIMC received contractual management fees, as a percentage of the Predecessor Fund's average daily net assets, at the following annual rates:

	Contractual Management Fee (%) (annual rate)	Investment Advisory Fees After Fee Waivers
Predecessor Fund	0.50%	0.47%

A discussion regarding the basis of the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's reports filed on Form N-CSR. The Fund's Annual Form N-CSR covers the period of October 1, 2024 through September 30, 2025. Because the Fund has changed its fiscal year end to March 31, the Fund's next report will be filed on Form N-CSR covering the period from October 1, 2025 to March 31, 2026.

SIMC has registered with the National Futures Association as a "commodity pool operator" (CPO) under the Commodity Exchange Act (CEA) with respect to the Fund, and with respect to certain products not included in this prospectus. SIMC has claimed, with respect to the Fund, in accordance with Commodity Futures Trading Commission (CFTC) Regulation 4.12(c)(3), an exemption for certain regulatory obligations required under Part 4 of the CFTC's Regulations. SIMC has claimed, with respect to other products not included in this prospectus, in accordance with CFTC Regulation 4.5 and other relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the CEA.

Sub-Adviser and Portfolio Managers.

Dynamic Beta Investments, LLC: Dynamic Beta Investments, LLC (DBi), located at 30 East Elm St, Greenwich, Connecticut 06830, serves as the Sub-Adviser to the Fund. A team of investment professionals manages the portion of the Fund's assets allocated to DBi. The investment team consists of Andrew Beer, Managing Member and Co-Portfolio Manager, and Mathias Mamou-Mani, Managing Member and Co-Portfolio Manager. Mr. Beer founded DBi in 2012. Prior to DBi, Mr. Beer co-founded Pinnacle Asset Management, a commodity investment firm, and was a founder of Apex Capital Management, a hedge fund focused on the Greater China Region. Mr. Beer's extensive experience in the hedge business started in 1994, when he joined the Baupost Group, Inc., a leading hedge fund firm, as a portfolio manager. He holds an MBA from Harvard Business School and his AB degree from Harvard College. Mr. Mamou-Mani is a co-founder of DBi and joined the firm's predecessor in 2008 as the Head of Trading and Analytics, responsible for overseeing quantitative research, including the proprietary replication and liquid solution models, risk systems and trade implementation. From 2001 to 2006, Mr. Mamou-Mani worked as a consultant/project manager on critical information systems projects for the French Ministry of Defense, France Telecom and Lafarge. Mamou-Mani holds an MBA from the NYU Stern School of Business, with a specialization in Quantitative Finance, and degrees from the University of Paris Dauphine, France.

The SAI provides additional information about portfolio manager compensation, other accounts that they manage, and their ownership of Fund shares.

Administrator, Custodian and Transfer Agent. SEI Investments Global Funds Services is the administrator, and Brown Brothers Harriman & Co. is the custodian and transfer agent for the Fund.

Conflicts of Interest. SIMC manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles. Side-by-side management of multiple accounts may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account

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could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

In addition, from time to time, SIMC or its affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund for their own accounts, or may purchase shares of the Fund for the benefit of their clients, including other SEI Funds. Increasing the Fund's assets may enhance the Fund's profile with financial intermediaries and platforms, investment flexibility and trading volume. SIMC and its affiliates reserve the right, subject to compliance with applicable law, to dispose of at any time some or all of the shares of the Fund acquired for their own accounts or for the benefit of their clients. A large sale of Fund shares by SIMC or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility or trading volume.

A further discussion of potential conflicts of interest and policies and procedures intended to mitigate them is contained in the Fund's SAI.

PRIOR PERFORMANCE DATA

Due to the nature of its investments, the Fund is subject to regulation under the CEA as a commodity pool and the Adviser is subject to regulation under the CEA as a CPO, as those terms are defined under the CEA. The Adviser expects to operate the Fund in accordance with the exemptions set forth in CFTC Regulation 4.12(c)(3). Pursuant to CFTC Regulation 4.12(c)(3)(i), the CPO of a registered investment company with less than three years of operating history is required to disclose the performance of all accounts and pools that are managed by the CPO and that have investment objectives, policies and strategies substantially similar to those of the Fund. The following tables show the composite performance of two actual accounts (each, an "Account") managed by the Adviser that have investment objectives, policies and strategies that are substantially similar to those of the Fund (the "Performance Composite").

The performance information for the Performance Composite is provided to illustrate the past performance of the Adviser in managing the Fund's strategy. However, the data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Adviser. The manner in which the performance was calculated for one or more of the Accounts within the Performance Composite differs from that of registered investment companies such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology for the Accounts, the performance results of the Performance Composite may have been different.

Additionally, the Fund is registered pursuant to the 1940 Act and subject to the rules and regulations thereunder, including certain limitations on investing in derivative instruments. The Performance Composite includes one or more Accounts that are subject to different regulatory structures than the Fund, which do not impose the same limitations on investing in derivative instruments. Therefore, the degree of an Account's investments in derivative instruments will vary as compared to the Fund, which could result in differences in how the Performance Composite and the Fund perform.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. "Net of fees" returns reflect the deduction of investment management fees, if applicable, as well as the deduction of any brokerage commissions, execution costs, withholding taxes, sales loads and account fees paid, without taking into account federal or state income taxes, whereas "gross of fees" returns do not

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reflect the deduction of investment management fees. All fees and expenses, except custodial fees, if any, were included in the calculations of net and gross returns.

The Fund's fees and expenses are generally expected to be higher than those of the Performance Composite. If the Fund's fees and expenses had been imposed on the Performance Composite, the performance shown below would have been lower. One or more of the Accounts that are included in the Performance Composite are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the federal securities and tax laws. Consequently, the performance results for the Performance Composite could have been adversely affected if the applicable Accounts in the Performance Composite had been subject to the same federal securities and tax laws as the Fund.

The investment results for the Performance Composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND.

Performance Information for the Performance Composite1
(January 1, 2016 through December 31, 2025)

Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	Bloomberg U.S. Aggregate Bond Index Return (USD)[2]	ICE BofA US 3-Month Treasury Bill Index (USD)[3]	Number of Accounts at the End of the Period	Total Assets at End of Period ($ millions)
2025	7.02%	7.30%	7.30%	4.18%	2	$1,215.09
2024	9.16%	9.33%	1.25%	5.25%	2	$1,157.48
2023	4.31%	4.47%	5.53%	5.01%	1	$907.06
2022	4.06%	4.21%	-13.01%	1.46%	1	$797.70
2021	10.02%	10.18%	-1.54%	0.05%	1	$522.16
2020	8.91%	9.07%	7.51%	0.67%	1	$325.57
2019	8.71%	8.87%	8.72%	2.28%	1	$257.26
2018	-0.60%	-0.45%	0.01%	1.87%	1	$174.16
2017	4.45%	4.61%	3.54%	0.86%	1	$166.76
2016	8.62%	8.78%	2.65%	0.33%	1	$71.85

1 The Performance Composite was calculated gross of withholding tax using weighted average monthly performance (based on monthly fund assets). Where a fund within the Performance Composite (i) offers multiple share classes, the share class overall most similar to that of the Fund was used, or (ii) is not denominated in US dollars, performance was converted to US dollars using monthly average exchange rates.

2 The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

3 ICE BofA US 3-Month Treasury Bill Index (USD) measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

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Average Annual Total Pre-Tax Returns for the Performance Composite1 (for the period ended December 31, 2025)

	The Performance Composite's Returns		Bloomberg U.S. Aggregate Bond	ICE BofA US 3-Month Treasury
Time Period	Net of Fees	Gross of Fees	Index Return[2]	Bill Index (USD)[3]
1 Year	7.02%	7.30%	7.30%	4.18%
5 Years	6.84%	7.05%	-0.36%	3.17%
Since Inception[4]	6.16%	6.35%	1.98%	2.15%

1 The Performance Composite was calculated gross of withholding tax using weighted average monthly performance (based on monthly fund assets). Where a fund within the Performance Composite (i) offers multiple share classes, the share class overall most similar to that of the Fund was used, or (ii) is not denominated in US dollars, performance was converted to US dollars using monthly average exchange rates.

2 The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

3 ICE BofA US 3-Month Treasury Bill Index (USD) measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

4 Inception date of the Performance Composite is November 13, 2015.

The above is not the Fund's performance and is not indicative of the future performance of the Fund.

Dividends and Distributions

To avoid taxation of the Fund, the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.

Distribution Schedule. Dividends from net investment income are declared and distributed to shareholders quarterly. Distributions of net capital gains are declared and distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The date you receive your distribution may vary depending on how your intermediary processes trades. Dividend payments are made through Depository Trust Company (DTC) participants and indirect participants to beneficial owners then of record with proceeds received from the Fund. Please consult your financial intermediary for details.

How Distributions Affect the Fund's NAV. Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund's NAV. The Fund's NAV drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's NAV was $10.00 on December 30, the Fund's NAV on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable fund do not increase the value of your investment and may create income tax obligations.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the

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availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain important federal income tax consequences of investing in the Fund and is not intended or written to be used as tax advice. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Tax Status of the Fund. The Fund intends to elect and to qualify each year for the special tax treatment afforded to regulated investment companies (RICs) under the Internal Revenue Code. If the Fund maintains its qualification as a RIC and meets certain minimum distribution requirements, then the Fund is generally not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the Fund fails to qualify as a RIC or to meet minimum distribution requirements it would result (if certain relief provisions were not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund shares, and you purchase or redeem Creation Units (Authorized Participants only).

Taxes on Distributions. Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied.

Qualified dividend income generally is income derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund's shares. Holding periods may be suspended for these purposes for stock that is hedged. Distributions that the Fund receives from an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund. The Fund's investment strategy may significantly limit its ability to make distributions of qualified dividend income.

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Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. For non-corporate shareholders, long-term capital gains are generally taxable at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Distributions from the Fund's short-term capital gains are generally taxable as ordinary income.

Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund's investment strategy may significantly limit its ability to make distributions eligible for a dividends received deduction.

Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and generally should be avoided by taxable investors.

Taxes on Share Transactions. Each sale of Fund shares or redemption of Creation Units will generally be a taxable event. Assuming you hold your shares as a capital asset, any gain or loss realized upon a sale of Fund shares is generally treated as a long-term capital gain or loss if the shares have been held for more than twelve months. Any capital gain or loss realized upon a sale of Fund shares held for twelve months or less is generally treated as short-term gain or loss. Any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent distributions of long-term capital gain were paid (or treated as paid) with respect to such shares. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. The ability to deduct capital losses may be limited.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between (i) the market value of the Creation Units at the time of the exchange plus any cash received in the exchange and (ii) the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between (i) the Authorized Participant's basis in the Creation Units and (ii) the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (IRS), however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing "wash sales" (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Authorized Participants should consult their own tax advisor with respect to whether wash sales rules apply and when a loss might be deductible.

The Fund may pay the redemption price for Creation Units at least partially with cash, rather than the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the

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cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Non-U.S. Investors. If you are a nonresident alien individual or a foreign corporation, partnership, trust or estate, (i) the Fund's ordinary income dividends distributed to you will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies but (ii) gains from the sale or other disposition of your shares of the Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

Backup Withholding. U.S. federal income tax withholding may be required on all distributions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is 24%.

Cost Basis Information. For shares purchased and sold from a taxable account, your intermediary will report cost basis information to you and to the IRS. Your financial intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your financial intermediary's default method, which is often the average cost method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Foreign Taxes. To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries.

Net Investment Income Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on all or a portion of their "net investment income," which includes interest, dividends, and certain capital gains (including certain capital gain distributions and capital gains realized on the sale of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

More information about taxes is in the SAI.

Shareholder Information

The Fund issues or redeems its shares at NAV per share only in Creation Units. Shares of the Fund are listed for trading on a national securities exchange and trade on the secondary market during the trading day.

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Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment. When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offered price in the secondary market on each purchase and sale transaction. Fund shares are traded on the NASDAQ under the trading symbol QALT. Share prices are reported in dollars and cents per share.

APs may acquire Fund shares directly from the Fund, and APs may tender their Fund shares for redemption directly to the Fund, at NAV per share, only in Creation Units and in accordance with the procedures described in the Fund's SAI.

Pricing of Fund Shares.

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

If a market quotation is readily available for the valuation of Fund investments, then it is valued by the Fund's administrator at current market value in accordance with the Fund's Pricing and Valuation Procedures. The Trust's Board of Trustees has designated SIMC as the Valuation Designee for the Fund pursuant to Rule 2a-5 under the 1940 Act (the Rule). The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC, in furtherance of the Board's designation, has appointed a committee of SIMC persons to function as the Valuation Designee (the Committee) and has established a Valuation and Pricing Policy to implement the Rule and the Fund's Valuation and Pricing Policy (together with SIMC's Valuation and Pricing Policy, the Fair Value Procedures).

As discussed in detail below, the Committee will typically first seek to fair value investments with valuations received from an independent, third-party pricing agent (a Pricing Service). If such valuations are not available or are unreliable, the Committee will seek to obtain a bid price from at least one independent broker or dealer. If a broker or dealer quote is unavailable, the Committee will convene, subject to the Fair Value Procedures, to establish a fair value for the fair value investments.

When valuing portfolio securities, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of ETFs, which are priced as equity securities. These open-end investment company shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, then long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price as provided by a Pricing Service.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by a Pricing Service. On days

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when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time the fund calculates its NAV, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund's futures or centrally cleared swaps position.

If a security's price cannot be obtained, as noted above, or in the case of equity tranches of collateralized loan obligations (CLOs) or collateralized debt obligations (CDOs), the securities will be valued using a bid price from at least one independent broker. If such prices are not readily available, are determined to be unreliable or cannot be valued using the methodologies described above, the Committee will fair value the security using the Fair Value Procedures, as described below.

If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of CLOs/CDOs, such as those held by the Fund, are priced based upon valuations provided by a Pricing Service. Such values generally reflect the last reported sales price if the security is actively traded. The Pricing Service may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities.

On the first day a new debt security purchase is recorded, if a price is not available from a Pricing Service or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Fair Value Procedures until an independent source can be secured. Securities held by the Fund with remaining maturities of 60 days or less will be valued at their amortized cost. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the security will be valued by an independent broker quote or fair valued by the Committee.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using forward rates provided by a Pricing Service.

The Committee and Fund's administrator, as applicable, reasonably believe that prices provided by Pricing Services are reliable. However, there can be no assurance that such Pricing Service's prices will be reliable. The Committee, who is responsible for making fair value determinations with respect to the Fund's portfolio securities, will continuously monitor the reliability of readily available market quotations obtained from any Pricing Service and shall promptly notify the Fund's administrator if the Committee reasonably believes that Pricing Service is no longer a reliable source of readily available market quotations. The Fund's administrator, in turn, will notify the Committee if it reasonably believes that a Pricing Service is no longer a reliable source for readily available market quotations.

The Fair Value Procedures provide that any change in a primary Pricing Service or a pricing methodology for investments with readily available market quotations requires prior approval by the Board. However, when the change would not materially affect the valuation of the Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing Pricing Service or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board. A change in a Pricing Service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Committee in accordance with certain requirements.

Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Fair Value Procedures.

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The Committee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures, which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions, or (vii) a significant event (as defined below). When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in the Fund or (vi) any other appropriate information.

The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Fund, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to any investments in foreign securities, the Fund uses a third-party fair valuation vendor, which provides a fair value for such foreign securities based on certain factors and methodologies (generally involving tracking valuation correlations between the U.S. market and each foreign security). Values from the vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval," which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair-valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund shall value the foreign securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the vendor. Additionally, if a local market in which the Fund own securities is closed for one or more days (scheduled or unscheduled) while the Fund is open, and if such securities in the Fund's portfolio exceed the predetermined confidence interval discussed above, then the Fund shall value such securities based on the fair value prices provided by the vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its NAV. The readily available market quotations of such securities may no longer reflect their market value at the time the Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security's last close and the time that the Fund calculates NAV thereby rendering the readily available market quotations as unreliable. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. The Committee is primarily responsible for the obligation to monitor for Significant Events as part of the Committee's ongoing

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responsibility to determine whether the Fund investment is required to be fair valued (i.e., the investment does not have a reliable readily available market quotation). The Committee may consider input from the Fund's service providers, including the Fund's administrator, if applicable and as appropriate. If the Committee becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, the Committee shall notify the Fund's administrator.

Purchasing and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund's share listing will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund's shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares.

Shares of the Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the Fund's SAI. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Fund's primary listing exchange is NASDAQ. NASDAQ is open for trading Monday through Friday and is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, the Exchange closes early on the following days: the day before Independence Day, the day after Thanksgiving and Christmas Eve.

A Business Day with respect to the Fund is each day the NASDAQ is open. Orders from APs to create or redeem Creation Units will only be accepted on a Business Day. On days when the NASDAQ closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. In addition, to minimize brokerage and other related trading costs associated with securities that cannot be readily transferred in-kind, the Fund may establish early trade cut-off times for APs to submit orders for Creation Units, in accordance with the 1940 Act. See the Fund's SAI for more information.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide additional documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify your identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about your financial intermediary's Anti-Money Laundering Program.

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In an effort to ensure compliance with this law, the Fund's Anti-Money Laundering Program (the Program) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Continuous Offering. The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes. Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or "street name" form.

Share Prices. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. Information regarding the intra-day net asset value of the Fund is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are primarily listed

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or by market data vendors or other information providers. The intra-day net asset value calculations are estimates of the value of the Fund's NAV per Fund share based on the current market value of the securities and/or cash included in the Fund's intra-day net asset value basket. The intra-day net asset value does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time. Additionally, when current pricing is not available for certain portfolio securities the intra-day indicative value may not accurately reflect the current market value of the Fund's shares or the best possible valuation of the current portfolio. For example, the intra-day net asset value is based on quotes and closing prices from the securities' local market and may not reflect events that occur subsequent to the local market's close. Therefore, the intra-day net asset value should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The intra-day net asset value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in the Fund's intra-day net asset value basket. The Fund is not involved in, or responsible for, the calculation or dissemination of the intra-day net asset value and makes no representation or warranty as to its accuracy. An inaccuracy in the intra-day net asset value could result from various factors, including the difficulty of pricing portfolio instruments on an intra-day basis.

Premiums and Discounts. There may be differences between the daily market prices on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. See "Pricing of Fund Shares" above. The price used to calculate market returns (Market Price) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund are primarily listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above, or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the Fund's premium/discount to NAV for the most recently completed calendar year and the most recently completed calendar quarters since that calendar year end (or the life of the Fund, if shorter) is available at https://www.seic.com/financial-advisors/flexible-investment-solutions/etfs/sei-dbi-multi-strategy-alternative-etf-qalt by selecting the Fund for additional details.

Bid/Ask Spread. Investors purchasing or selling shares of the Fund in the secondary market may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (the bid) and the lowest price a seller is willing to accept for shares of the Fund (the ask). The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Historical information regarding the Fund's spread over various periods of time, when available, can be accessed at https://www.seic.com/financial-advisors/flexible-investment-solutions/etfs/sei-dbi-multi-strategy-alternative-etf-qalt by selecting the Fund for additional details. However, because the Fund is new, it does not currently have sufficient trading history to report certain bid/ask spread information and related costs.

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Investments by Other Investment Companies. The Trust and the Fund are part of the SEI family of funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the 1940 Act. For purposes of the 1940 Act, Fund shares are issued by a registered investment company and purchases of Fund shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by the SEC.

Excessive Trading. Unlike traditional mutual funds, the frequent trading of Fund shares generally does not disrupt portfolio management, increase the Fund's trading costs, lead to realization of capital gains by the Fund, or otherwise harm Fund shareholders. The vast majority of trading in Fund shares occurs on the secondary market. Because these trades do not involve the Fund, they do not harm the Fund or its shareholders. A few institutional investors, referred to as Authorized Participants, are authorized to purchase and redeem Fund shares directly with the Fund. Although many ETFs typically redeem their shares on an in-kind basis, the Fund will issue Creation Units in exchange for cash. As a result, the Fund requires Authorized Participants to pay transaction fees to cover brokerage and certain related costs when purchasing or redeeming Creation Units. Those fees are designed to protect the Fund and its shareholders from the dilutive costs associated with frequent creation and redemption activity. For these reasons, the Trustees of the Fund have determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market timing of Fund shares. However, the Fund's policies and procedures regarding frequent purchases and redemptions may be modified by the Trustees at any time.

Fund's Website and Portfolio Holdings Information. Each Business Day, the Fund's portfolio holdings information is provided by its custodian or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. In addition, on each Business Day before commencement of trading in shares on the Exchange, the Fund will disclose on https://www.seic.com/financial-advisors/flexible-investment-solutions/etfs/sei-dbi-multi-strategy-alternative-etf-qalt the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund's next calculation of the NAV. The Fund is also required to disclose its complete portfolio holdings 60 days after the end of each fiscal quarter pursuant to Form N-PORT or as part of Form N-CSR.

For additional information on these disclosures and the availability of portfolio holdings information, please refer to the Fund's SAI.

Derivative Actions. The Trust's Agreement and Declaration of Trust provides a process for the bringing of derivative actions by shareholders. Except for claims under federal securities laws, no shareholder may maintain a derivative action on behalf of the Fund unless holders of at least 10% of the outstanding shares of the Trust or 10% of the outstanding Shares of the Fund for which the action relates joins in bringing such action. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to consider and investigate the demand. The Trustees will be entitled to retain counsel or other advisors in considering the merits of the request. Other, than with respect to claims arising under federal securities laws, the Trustees may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

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Shareholder Communications

Statements and Reports. Your financial intermediary or plan sponsor is responsible for providing the Fund's annual and semi-annual reports. Please contact your financial intermediary or plan sponsor to obtain these reports. The Fund's current fiscal year ended September 30, 2025 and was subsequently changed to March 31.

Lost (Unclaimed/Abandoned) Accounts. It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder's account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor is unable to locate the shareholder, then the financial intermediary or plan sponsor is legally obligated to deem the property "unclaimed" or "abandoned," and subsequently escheat (or transfer) unclaimed property (including shares of a fund) to the appropriate state's unclaimed property administrator in accordance with statutory requirements. Further, your account may be deemed "unclaimed" or "abandoned," and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state's unclaimed property laws. The shareholder's last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

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Financial Highlights

The tables that follow present performance information about the Predecessor Fund. This information is intended to help you understand the Predecessor Fund's financial performance for the period of the Predecessor Fund's operations. Some of this information reflects financial information for a single Predecessor Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Predecessor Fund, assuming you reinvested all of your dividends and distributions.

The information below has been audited by KPMG LLP, independent registered public accounting firm for the Fund and Predecessor Fund. The financial information shown prior to August 25, 2025 is that of the Predecessor Fund. Its report, along with the Fund's financial statements, appears in the Fund's Form N-CSR filing for the fiscal year ending September 30, 2025 and is available upon request, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Operations	Distributions from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year or Period	Total Return†	Net Assets, End of Year or Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
SEI DBi Multi-Strategy Alternative ETF(2)
2025		$25.98	$0.67	$0.13	$0.80	$(0.82)	$(0.59)	$(1.41)	$25.37	3.19%	$188,904	1.16	%(3)	1.22%	2.71%	—%
2024	^	24.85	0.96	0.83	1.79	(0.44)	(0.22)	(0.66)	25.98	7.39	183,858	1.04		1.10	3.72	—
2023	^(4)	24.46	0.37	0.02	0.39	—	—	—	24.85	1.60	531	1.04		4.16	5.70	—

† Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

^ Per share amounts have been adjusted for the reorganization of the SIMT Liquid Alternative Fund into the SEI DBi Multi-Strategy Alternative ETF (the "Fund") via issuance of 0.4088 shares of the Fund in exchange for every Class F share of the SIMT Liquid Alternative Fund. Prior to the Reorganization, the share classes of the SIMT Liquid Alternative Fund were consolidated into a single class of shares (see Note 8 in the Notes to Financial Statements).

(1) Per share calculated using average shares.

(2) Effective as of close of business on August 22, 2025, the SIMT Liquid Alternative Fund was reorganized into the Fund. Information presented prior to close of business August 22, 2025 is that of the SIMT Liquid Alternative Fund. See Note 1 in the Notes to Financial Statements.

(3) The expense ratio includes a proxy fee expense and reorganization expenses. Had these expenses been excluded the ratio would have been 1.01%.

(4) Commenced operations on June 30, 2023. All ratios for the period have been annualized.

Amounts designated as "—" are $0 or have been rounded to $0.

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
2222 Market Street
Philadelphia, Pennsylvania 19103

More information about the Funds is available, without charge, through the following:

Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at https://www.seic.com/financial-advisors/flexible-investment-solutions/etfs/sei-dbi-multi-strategy-alternative-etf-qalt.

Copies of the Prospectus, SAI and other information can be found on our website at www.seic.com/fundprospectuses. For more information about the Fund, you may request a copy of the SAI.

Statement of Additional Information (SAI)

The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. In Form N-CSR, you will find the Fund's annual and semi-annual financial statements.

To obtain the SAI, Annual or Semi-Annual Report, Fund Financial Statements or more information:

By Telephone: call
800-DIAL-SEI (toll free)
By Mail: write to the Fund at
SEI Investments Distribution Co.
One Freedom Valley Drive,
Oaks, Pennsylvania 19456

By Internet: www.seic.com/fundprospectuses

Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Investment Company Act File No.: 811-23754

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